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                                                                DRAFT 10/8/98



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 1998

                      ALLIED LIFE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


     Iowa                               0-22404                    42-1406716
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(State or other jurisdiction     (Commission File Number)      (IRS Employer)
of incorporation)                                             Identification No.



701 Fifth Avenue, Des Moines, Iowa                                50391-2003
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (515) 280-4211

                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         On October 1, 1998, Nationwide Mutual Insurance Company, an Ohio mutual insurance company ("Nationwide"), acquired 33.3% of the outstanding shares of common stock, without par value ("Common Stock"), of ALLIED Life Financial Corporation, an Iowa corporation (the "Company"), and 100% of the outstanding shares of 6.75% Series Preferred Stock of the Company as a result of the merger (the "Mutual Merger") of ALLIED Mutual Insurance Company, and Iowa mutual insurance company ("ALLIED Mutual"), with and into Nationwide in accordance with the terms of an Agreement and Plan of Merger between ALLIED Mutual and Nationwide dated as of June 3, 1998.

         Also on October 1, 1998, Nationwide Life Acquisition Corporation, an Ohio corporation and wholly owned subsidiary of Nationwide ("Nationwide Sub"), consummated its tender offer for shares of Common Stock and thereby acquired 65.7% of the outstanding shares of Common Stock. Nationwide Sub used funds provided by Nationwide from Nationwide's general corporate fund to purchase the shares. Following the consummation of the tender offer and the Mutual Merger, Nationwide and Nationwide Sub collectively beneficially own 99% of the outstanding Common Stock and 100% of the outstanding shares of 6.75% Series Preferred Stock of the Company.

         In accordance with the Agreement and Plan of Merger by and among Nationwide, Nationwide Sub, and the Company dated as of June 3, 1998 (the "Merger Agreement"), certain members of the Board of Directors of the Company resigned and new members designated by Nationwide were elected. The Merger Agreement provides that promptly upon the acceptance for payment of common shares pursuant to the tender offer, Nationwide is entitled to designate such number of directors on the Board of Directors of the Company and each of its subsidiaries as will give Nationwide a majority of such directors and a majority of directors on each committee of the Board. The Merger Agreement further provides that until the consummation of the merger (the "Merger") of Nationwide Sub into and with the Company, the Company's Board of Directors shall have at least two directors who were directors on the date of the Merger Agreement and who are not officers of the Company. Prior to consummation of the Merger, the affirmative vote of a majority of such independent directors then in office is required for the Company to amend or terminate the Merger Agreement, exercise or waive any of the Company's rights or remedies under the Merger Agreement or extend the time for performance by Nationwide or Nationwide Sub of its obligations under the Merger Agreement.



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         Effective October 1, 1998, the Board members are as follows:

                  Continuing Directors:

                           Dennis H. Kelly, Jr.
                           George D. Milligan

                  Directors Designated by Nationwide:

                           Douglas L. Andersen
                           Keith W. Eckel
                           Charles L. Fuellgraf, Jr.
                           Joseph J. Gasper
                           Dimon R. McFerson
                           David O. Miller (Chairman)
                           James F. Patterson
                           Arden L. Shisler
                           Samuel J. Wells



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         2.1 Agreement and Plan of Merger dated as of June 3, 1998 among Nationwide, Nationwide Sub and the Company (incorporated by reference to Exhibit 37 to the Solicitation/Recommendation Statement on Schedule 14D-9/A filed by ALLIED Group, Inc., an Iowa corporation, with the SEC on June 4, 1998 (the "ALLIED Group 14D-9/A").

         2.2 Amendment to Agreement and Plan of Merger, dated August 31, 1998, by and among Nationwide, Nationwide Sub and the Company (incorporated by reference to Exhibit (c)(6) to Nationwide Sub's Tender Offer Statement on Schedule 14D-1 dated June 10, 1998, as amended).

         2.3 Agreement and Plan of Merger dated as of June 3, 1998 between Nationwide and ALLIED Mutual (incorporated by reference to Exhibit 36 to the ALLIED Group 14D-9/A).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ALLIED LIFE FINANCIAL CORPORATION



Date: October 9, 1998                       By:   WENDELL P. CROSSER
                                                  ----------------------------
                                                  Wendell P. Crosser
                                                  Vice President and Treasurer


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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of June 3, 1998 among Nationwide, Nationwide Sub and the Company (incorporated by reference to Exhibit 37 to the Solicitation/Recommendation Statement on Schedule 14D-9/A filed by ALLIED Group, Inc., an Iowa corporation, with the SEC on June 4, 1998 (the "ALLIED Group 14D-9/A").

2.2 Amendment to Agreement and Plan of Merger, dated August 31, 1998, by and among Nationwide, Nationwide Sub and the Company (incorporated by reference to Exhibit (c)(6) to Nationwide Sub's Tender Offer Statement on Schedule 14D-1 dated June 10, 1998, as amended).

2.3 Agreement and Plan of Merger dated as of June 3, 1998 between Nationwide and ALLIED Mutual (incorporated by reference to Exhibit 36 to the ALLIED Group 14D-9/A).